SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 29, 2003

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of August 1, 2003, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-S1)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	333-106925 (Commission File Number)	74-2440850 (I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates Series 2003-S1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-106925) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $246,329,000 aggregate principal amount of Class A1, Class A2, Class A-IO, Class A-SIO, Class M1, Class M2, Class M3 and Class M4 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-S1 on August 29, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 27, 2003, as supplemented by the Prospectus Supplement dated August 26, 2003 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of August 1, 2003, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager and Citibank, N.A., as Trustee.  The “Certificates” consist of the following classes:  Class A1, Class A2, Class A-IO, Class A-SIO, Class M1, Class M2, Class M3, Class M4, Class B, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, junior lien, fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $256,593,202 as of August 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of August 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager and Citibank, N.A., as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of August 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of August 1, 2003, among Aurora Loan Services Inc., as servicer and as master servicer and Lehman Brothers Holdings Inc., as seller.

99.3

Securitization Servicing Agreement dated as of August 1, 2003, among Lehman Brothers Holdings Inc., as seller, Aurora Loan Services Inc., as master servicer, and Ocwen Federal Bank FSB, as servicer.

99.4

Securitization Servicing Agreement dated as of August 1, 2003, among Lehman Brothers Holdings Inc., as seller, Aurora Loan Services Inc., as master servicer and Wells Fargo Bank, National Association, as servicer.

99.5

Securitization Servicing Agreement, dated as of August 1, 2003, among Lehman Brothers Holdings Inc., as seller, Aurora Loan Services Inc., as master servicer, and Wilshire Credit Corporation, as servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

CORPORATION

By: /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: August 29, 2003

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of August 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager and Citibank, N.A., as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of August 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of August 1, 2003, among Aurora Loan Services Inc., as servicer and as master servicer and Lehman Brothers Holdings Inc., as seller.

99.3

Securitization Servicing Agreement dated as of August 1, 2003, among Lehman Brothers Holdings Inc., as seller, Aurora Loan Services Inc., as master servicer, and Ocwen Federal Bank FSB, as servicer.

99.4

Securitization Servicing Agreement dated as of August 1, 2003, among Lehman Brothers Holdings Inc., as seller, Aurora Loan Services Inc., as master servicer and Wells Fargo Bank, National Association, as servicer.

99.5

Securitization Servicing Agreement, dated as of August 1, 2003, among Lehman Brothers Holdings Inc., as seller, Aurora Loan Services Inc., as master servicer, and Wilshire Credit Corporation, as servicer.